EXHIBIT 10.5

FIRST AMENDMENT TO
TENNECO INC. EXCESS BENEFIT PLAN
WHEREAS, Tenneco Inc. (the “Company”) maintains the Tenneco Inc. Excess Benefit Plan (the “Plan”);
WHEREAS, the Plan was most recently amended and restated effective as of January 1, 2013; and
WHEREAS, it is now desirable to amend the Plan to add a Supplement to the Plan to reflect benefits granted to a newly hired executive in connection with his commencement of employment;
NOW, THEREFORE, the Plan is hereby amended, effective as of January 6, 2015, by adding the following new Supplement C to the Plan immediately following Supplement B thereof:

“SUPPLEMENT C
TO
TENNECO INC.
EXCESS BENEFIT PLAN

Application	C-1. This Supplement C to Tenneco Inc. Excess Benefit Plan shall apply as of January 6, 2015 to the benefits of Participant Brian J. Kesseler (“Kesseler”).

Definitions	C-2. Unless the context clearly implies or indicates the contrary, a word, term or phrase used or defined in the Plan is similarly used or defined for purposes of this Supplement C.

Employer Retirement	C-3. Kesseler’s benefits under Section 3.2 of the Plan shall be

Contributions	calculated in accordance with Section 3.2 of the Plan except as follows:

(a)
The Employer Bonus Contributions (as defined in Section 3.2(b) of the Plan) to which Kesseler shall be entitled for any Plan Year shall be calculated in accordance with Section 3.2(b) of the Plan; provided, however, that the Company Retirement Contribution percentage that will be applied to determine the amount of the Employer Bonus Contributions shall be 3%.

(b)
The Employer Retirement Contributions (as defined in Section 3.2(c) of the Plan) to which Kesseler shall be entitled for any Plan Year shall be calculated in accordance with Section 3.2(c) of the Plan; provided, however, that the Company Retirement Contribution percentage that will be applied to determine the amount of the Employer Retirement Contributions shall be 3%.

Other Terms of Plan	C-4. Except as otherwise provided in this Supplement C the terms and conditions of the Plan shall apply to Kesseler.

IN WITNESS WHEREOF, the Company has caused the Plan to be amended as set forth herein by its authorized officer, effective as of January 6, 2015.

TENNECO INC.
By:	/s/Gregg A. Bolt

Gregg A. Bolt

Its:	Senior Vice President,

Global Human Resources and Administration